UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 23, 2011 (October 28, 2011)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008
People’s Republic of China
(Address of principal executive offices)

(86) 371-8612-7222
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On November 3, 2001, China Valves Technology, Inc. (the “Company”) filed a current report on Form 8-K which disclosed that it made the decision to (i) dismiss Frazer Frost LLP (“Frazer”) as its independent accountants effective with the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Annual Report”) and (ii) engage BDO China Shu Lun Pan CPAS LLP (“BDO China”) as its independent accountants effective after the filing of the Annual Report.

This amendment to such current report on Form 8-K is being filed by the Company to disclose the effective date of (i) the dismissal of Frazer as the independent accountants of the Company and (ii) the engagement of BDO China as the independent accountants of the Company.

ITEM 4.01 Changes in Registrant’s Certifying Accountants.

On October 28, 2011, the Company’s Audit Committee dismissed Frazer as its independent registered public accounting firm effective with the filing of the Annual Report. The Annual Report was filed and the dismissal of Frazer became effective on November 21, 2011.

Frazer’s reports on the Company’s financial statements for the fiscal years ended September 30, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two fiscal years ended September 30, 2011 and December 31, 2010, and the subsequent interim period through November 21, 2011, the Company did not have any disagreements with Frazer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Frazer’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and the interim period through November 21, 2011.

On October 28, 2011, the Company’s Audit Committee engaged BDO China as its new independent registered public accounting firm effective after the filing of the Annual Report. The engagement of BDO China became effective on November 21, 2011. Neither the Company, nor anyone on its behalf, consulted BDO China during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of BDO China regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

We furnished Frazer with a copy of this disclosure on November 22, 2011, providing Frazer with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Frazer, dated November 23, 2011 is filed as Exhibit 16 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Frazer dated November 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: November 23, 2011

/s/ Jianbao Wang
Jianbao Wang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Frazer dated November 23, 2011.